                                                                    Exhibit 99.1

                               DANAHER CORPORATION
                         2099 PENNSYLVANIA AVENUE, N.W.
                                   12TH FLOOR
                             WASHINGTON, D.C. 20016
                   TELEPHONE (202)-828-0850 FAX (202)-828-0860

FOR IMMEDIATE RELEASE                                 CONTACT: Patrick Allender
                                                        Chief Financial Officer
                                                                 (202) 828-0850

                       DANAHER CORPORATION REPORTS RECORD
                         FOURTH QUARTER AND 2002 RESULTS

--------------------------------------------------------------------------------

     WASHINGTON, D.C., January 30, 2003 -- Danaher Corporation (NYSE:DHR) announced today results for the fourth quarter and year ended December 31, 2002. Net earnings for the fourth quarter of 2002, excluding the effect of unusual items, were $124.4 million, or $0.79 per diluted share, a 27% increase over 2001. Excluding the effect of unusual items, net earnings for the 2001 fourth quarter were $92.3 million, or $0.62 per diluted share. Net earnings for the fourth quarter of 2002 including the impact of all unusual items were $161.7 million, or $1.03 per diluted share, compared with $33.1 million, or $0.23 per diluted share for the fourth quarter of 2001. As indicated in the reconciliation presented below, the unusual items affecting the fourth quarter of 2002 include benefits resulting from unused reserves associated with the restructuring program announced in the fourth quarter of 2001, a lower effective income tax rate and the reduction of income tax reserves related to a previously discontinued operation. The unusual items affecting the fourth quarter 2001 net earnings included the costs associated with the restructuring program announced in the quarter as well as the effect of goodwill amortization which was required prior to the Company's adoption of Statement of Financial Accounting Standard No. 142 (SFAS 142) as of January 1, 2002. Sales for the 2002 fourth quarter were $1,275.0 million compared to $918.9 million for the fourth quarter of 2001, an increase of 39%.

     For the full year 2002, net earnings excluding the effect of unusual items were $426.1 million, or $2.74 per diluted share. Excluding the effect of unusual items, earnings for the full year 2001 were $396.1 million, or $2.66 per diluted share. Net earnings for 2002 including the effect of all unusual items were $290.4 million, or $1.88 per diluted share (which includes a charge of $1.10 per share related to a change in accounting), compared with $297.7 million, or $2.01 per diluted share for the fourth quarter of 2001. Consistent with the fourth quarter, the unusual items impacting the full year 2002 included benefits resulting from unused reserves associated with the restructuring program announced in the fourth quarter of 2001, the reduction of income tax reserves related to a previously discontinued operation as well as gains on the sale of real estate. Net earnings for 2002 were negatively impacted by a goodwill impairment charge totaling $173.8 million ($1.10 per diluted share) related to the adoption of SFAS 142. The unusual items affecting the full year 2001 net earnings included the negative effects of accruing the costs associated with the restructuring program announced in 2001 as well as the impact of goodwill amortization that ceased upon the Company's adoption of SFAS 142 as of January 1, 2002. Sales for 2002 were $4.577 billion compared to $3.782 billion in 2001, an increase of 21%.

     H. Lawrence Culp, Jr., President and Chief Executive Officer, stated, "We are pleased to report record fourth quarter and full year results. Total sales for the quarter grew 39%, due primarily to new acquisitions, but also due to a 3.5% core volume increase. Strong gains in our process/environmental controls segment, particularly in the electronic test and motion product lines, offset a slight decline in the tools and components segment. We have again achieved record cash flow with 2002 operating cash flow totaling $710.3 million, a 17% increase over the 2001 level of $608.5 million. Although signs of a near term economic recovery are mixed, we remain optimistic regarding our ability to outperform in 2003."

     Danaher Corporation is a leading manufacturer of Process/Environmental Controls and Tools and Components.(www.danaher.com)
                                   ---------------

SUPPLEMENTAL INCOME STATEMENT DATA
(in thousands, except per share amounts)
                                                                             Quarter Ended                     Year Ended
                                                                             -------------                     ----------
                                                                       12/31/02        12/31/01         12/31/02         12/31/01
                                                                       --------        --------         --------         --------
Net earnings before unusual items                                      $124,443        $ 92,346         $426,061         $396,143

     Gains on sale of real estate, net of tax                               609              --            3,940               --
     Effect of lower tax rate on prior quarters (A)                       2,520              --               --               --
     After-tax impact of restructuring charge                             4,140         (43,500)           4,140          (43,500)
     Goodwill amortization, net of tax                                       --         (15,734)              --          (54,978)
     Reduction of tax reserves related to previously discontinued
     operation                                                           30,000              --           30,000               --
     Effect of accounting change, net of tax, SFAS 142                       --              --         (173,750)              --
                                                                       --------        --------         --------         --------

Net earnings                                                           $161,712        $ 33,112         $290,391         $297,665
                                                                       ========        ========         ========         ========


Diluted net earnings per share before unusual items                       $0.79           $0.62            $2.74            $2.66

     Gains on sale of real estate, net of tax                                --              --             0.02               --
     Effect of lower tax rate on prior quarters (A)                        0.02              --               --               --
     After-tax impact of restructuring charge                              0.03           (0.29)            0.03            (0.29)
     Goodwill amortization, net of tax                                       --           (0.10)              --            (0.36)
     Reduction of tax reserves related to previously discontinued
     operation                                                             0.19              --             0.19               --
     Effect of accounting change, net of tax, SFAS 142                       --              --            (1.10)              --
                                                                       --------        --------         --------         --------

Diluted net earnings per share                                            $1.03           $0.23            $1.88            $2.01
                                                                          =====           =====            =====            =====

(A) Represents the effect on the fourth quarter of lowering the full year effective income tax rate to 34% from 34.5% used during the first three quarters of 2002.

     Statements in this release, including the attachments to this release, that are not strictly historical may be forward-looking statements, which involve risks and uncertainties. These include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the company's SEC filings.

                                      # # #

DANAHER CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(in thousands, except per share amounts)

                                                                   Quarter Ended             Year Ended
                                                               ---------------------  ------------------------
                                                                12/31/02    12/31/01   12/31/02      12/31/01
                                                               ----------   --------  ----------   -----------
Net sales                                                      $1,274,978   $918,932  $4,577,232   $ 3,782,444

Cost of sales                                                     769,435    580,699   2,791,175     2,338,027
Selling, general and administrative                               305,872    209,167   1,097,365       872,680
Gains on sale of real estate                                         (952)        --      (6,157)           --
Restructuring expenses                                             (6,273)    69,726      (6,273)       69,726
                                                               ----------   --------   ---------   -----------
    Total operating expenses                                    1,068,082    859,592   3,876,110     3,280,433
                                                               ----------   --------   ---------   -----------
Operating profit                                                  206,896     59,340     701,122       502,011
Interest expense, net                                              11,151      6,362      43,654        25,747
                                                               ----------   --------   ---------   -----------
Earnings before income taxes                                      195,745     52,978     657,468       476,264
Income taxes                                                       64,033     19,866     223,327       178,599
                                                               ----------   --------   ---------   -----------
Net earnings before effect of accounting change
and reduction of income tax reserves                              131,712     33,112     434,141       297,665
Reduction of income tax reserves related to previously
discontinued operation                                             30,000         --      30,000            --
Effect of accounting change, net of tax, adoption of
SFAS No. 142                                                           --         --    (173,750)           --
                                                               ----------   --------   ---------   -----------
Net earnings                                                   $  161,712   $ 33,112   $ 290,391   $   297,665
                                                               ==========   ========   =========   ===========
Basic net earnings per share:
    Net earnings before effect of accounting change and
    reduction of income tax reserves                                $0.87      $0.23       $2.89         $2.07
    Add:  Reduction of income tax reserves                           0.20         --        0.20            --
    Less:  Effect of accounting change                                 --         --       (1.16)           --
                                                                    -----      -----       -----         -----
    Net earnings                                                    $1.07      $0.23       $1.93         $2.07
                                                                    =====      =====       =====         =====
Diluted net earnings per share:
    Net earnings before effect of accounting change
    and reduction of income tax reserves                            $0.84      $0.23       $2.79         $2.01
    Add:  Reduction of income tax reserves                           0.19         --        0.19            --
    Less:  Effect of accounting change                                 --         --       (1.10)           --
                                                                    -----      -----       -----         -----
    Net earnings                                                    $1.03      $0.23       $1.88         $2.01
                                                                    =====      =====       =====         =====
Average common stock and common equivalent shares outstanding:
    Basic                                                         152,607    143,794     150,224       143,630
    Diluted                                                       160,328    152,088     158,482       151,848


These statements are presented for reference only. The final audited statements will include footnotes, which should be referenced when available, to more fully understand the contents of these statements.

DANAHER CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                                                          As of December 31,
ASSETS                                                                                  2002             2001
                                                                                        ----             ----
Current assets:
Cash and equivalents                                                                $  810,463        $  706,559
Trade accounts receivable, less allowance for doubtful accounts of $64,000
    and $44,000                                                                        759,028           585,318
Inventories                                                                            485,587           408,236
Prepaid expenses and other                                                             332,188           174,502
                                                                                    ----------        ----------
    Total current assets                                                             2,387,266         1,874,615
Property, plant and equipment, net                                                     597,379           533,572
Other assets                                                                            36,796           119,639
Goodwill and other intangible assets                                                 3,007,704         2,292,657
                                                                                    ----------        ----------
                                                                                    $6,029,145        $4,820,483
                                                                                    ==========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and current portion of long-term debt                                  $ 112,542        $   72,356
Trade accounts payable                                                                 366,587           235,501
Accrued expenses                                                                       786,183           709,437
                                                                                    ----------        ----------
    Total current liabilities                                                        1,265,312         1,017,294
Other liabilities                                                                      556,812           455,270
Long-term debt                                                                       1,197,422         1,119,333
Stockholders' equity:
    Common stock, one cent par value; 500,000 shares authorized; 166,545 and
    157,327 issued; 152,532 and 143,314 outstanding
                                                                                         1,665             1,573
Additional paid-in capital                                                             915,562           375,279
Accumulated other comprehensive income                                                (105,973)          (69,736)
Retained earnings                                                                    2,198,345         1,921,470
                                                                                    ----------        ----------
    Total stockholders' equity                                                       3,009,599         2,228,586
                                                                                    ----------        ----------
                                                                                    $6,029,145        $4,820,483
                                                                                    ==========        ==========


These statements are presented for reference only. The final audited statements will include footnotes, which should be referenced when available, to more fully understand the contents of these statements.

DANAHER CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                                                               Year Ended

                                                                            12/31/02            12/31/01          12/31/00
                                                                            --------            --------          --------
Cash flows from operating activities:
Net earnings                                                              $  290,391           $ 297,665         $ 324,213
Reduction of income tax reserves                                             (30,000)                 --                --
Effect of change in accounting principle                                     173,750                  --                --
                                                                          ----------           ---------         ---------
                                                                             434,141             297,665           324,213

Depreciation and amortization                                                129,565             178,390           149,721
Change in trade accounts receivable                                           59,030             142,308           (15,926)
Change in inventories                                                         77,544              66,833           (38,451)
Change in accounts payable                                                    54,008             (38,138)              (81)
Change in prepaid expenses and other assets                                  (71,536)            (62,641)          (78,599)
Change in accrued expenses and other liabilities                              27,595              24,054           171,368
                                                                          ----------           ---------         ---------
        Total operating cash flows                                           710,347             608,471           512,245

Cash flows from investing activities:
Payments for additions to property, plant and equipment                      (65,430)            (84,457)         (103,718)
Proceeds from disposals of property, plant and equipment                      26,466               3,872            15,215
Cash paid for acquisitions                                                (1,158,129)           (439,814)         (708,594)
Proceeds from divestitures                                                    52,562              32,826             1,800
                                                                          ----------           ---------         ---------
        Net cash used in investing activities                             (1,144,531)           (487,573)         (795,297)

Cash flows from financing activities:
Proceeds from issuance of common stock                                       512,105              28,169            26,580
Dividends paid                                                               (13,516)            (11,676)          (10,015)
Proceeds from debt borrowings                                                 37,528             517,564           340,409
Debt repayments                                                              (19,820)           (107,048)          (74,319)
Purchase of treasury stock                                                        --             (17,299)          (82,174)
                                                                          ----------           ---------         ---------
        Net cash provided by financing activities                            516,297             409,710           200,481

Effect of exchange rate changes on cash                                        2,791                (973)             (786)
                                                                          ----------           ---------         ---------
Net change in cash and equivalents                                           103,904             529,635           (83,357)
Beginning balance of cash and equivalents                                    706,559             176,924           260,281
                                                                          ----------           ---------         ---------
Ending balance of cash and equivalents                                    $  810,463           $ 706,559         $ 176,924
                                                                          ==========           =========         =========


These statements are presented for reference only. The final audited statements will include footnotes, which should be referenced when available, to more fully understand the contents of these statements.

DANAHER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL SEGMENT INFORMATION
Year Ended December 31, 2002
(in thousands)

                                                    1Q            2Q           3Q          4Q       Full Year
                                                    --            --           --          --       ---------
Sales:
     Process/Environmental Controls             $  734,229   $  843,527   $  840,222   $  967,176   $3,385,154
     Tools and Components                          269,978      302,799      311,499      307,802    1,192,078
                                                ----------   ----------   ----------   ----------   ----------
           Total                                $1,004,207   $1,146,326   $1,151,721   $1,274,978   $4,577,232
                                                ==========   ==========   ==========   ==========   ==========
Operating Margins before Restructuring Impact:
     Process/Environmental Controls             $  107,444   $  130,228   $  139,932   $  158,148   $  535,752
     Tools and Components                           34,780       45,453       51,723       47,835      179,791
     Other                                          (5,003)      (6,106)      (4,225)      (5,360)     (20,694)
                                                ----------   ----------   ----------   ----------   ----------
             Total                              $  137,221   $  169,575   $  187,430   $  200,623   $  694,849
                                                ==========   ==========   ==========   ==========   ==========
     Process/Environmental Controls                   14.6%        15.4%        16.7%        16.4%        15.8%
     Tool and Components                              12.9%        15.0%        16.6%        15.5%        15.1%
             Total                                    13.7%        14.8%        16.3%        15.7%        15.2%

Operating Margins after Restructuring Impact:
     Process/Environmental Controls             $  107,444   $  130,228   $  139,932   $  162,853   $  540,457
     Tools and Components                           34,780       45,453       51,723       49,403      181,359
     Other                                          (5,003)      (6,106)      (4,225)      (5,360)     (20,694)
                                                ----------   ----------   ----------   ----------   ----------
             Total                              $  137,221   $  169,575   $  187,430   $  206,896   $  701,122
                                                ==========   ==========   ==========   ==========   ==========
     Process/Environmental Controls                   14.6%        15.4%        16.7%        16.8%        16.0%
     Tools and Components                             12.9%        15.0%        16.6%        16.1%        15.2%
             Total                                    13.7%        14.8%        16.3%        16.2%        15.3%

   This information is presented for reference only. Final audited financial statements will include footnotes, which should be referenced when available, to more fully understand the contents of this information.